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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of The Timberland Company (the "Company"), does hereby certify that to the undersigned's knowledge:

     1. The Company's Annual Report on Form 10-K for the period ending December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Company's Annual Report on Form 10-K for the period ending December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian P. McKeon

Brian P. McKeon
CHIEF FINANCIAL OFFICER
Date: March 16, 2005

     The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-K or as a separate disclosure document.

     A signed original of this written statement, required by Section 906, has been provided to The Timberland Company and will be retained by The Timberland Company and furnished to the Securities and Exchange Commission or its staff upon request.